EXHIBIT 10.10

                                 EXHIBIT 10.10

                           SUBORDINATION  AGREEMENT

            THIS SUBORDINATION AGREEMENT (this "AGREEMENT"), dated September 6, 1996 is among T.W. HOEHN, III (the "SUBORDINATE NOTEHOLDER"), and RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, the "SENIOR NOTEHOLDERS"), TEXOIL, INC., a Nevada corporation ("PARENT"), and TEXOIL COMPANY, a Tennessee corporation (the "COMPANY").


                            PRELIMINARY STATEMENTS

            The Senior Noteholders have entered into that certain Note Purchase Agreement, dated of even date herewith (as same may be amended from time to time being referred to herein as the "NOTE AGREEMENT") with the Company and Parent whereby the Senior Noteholders have purchased from the Company its 10% Senior Secured Exchangeable General Obligation Notes in the maximum aggregate principal amount of $3,000,000 and the Senior Noteholders (other than RIMCO Partners, L.P.) have purchased from the Company its 10% Senior Secured General Obligation Notes in the maximum aggregate principal amount of $5,000,000, subject in each case to the terms of the Note Agreement (collectively, the "SENIOR NOTES").

            In connection with the Note Agreement, the Senior Noteholders, the Company and Parent have entered into that certain Guaranty and Exchange Agreement, dated of even date herewith (as same may be amended from time to time being referred to herein as the "GUARANTY AGREEMENT"), whereby, among other things, Parent has unconditionally and irrevocably guaranteed the full and punctual payment when due, whether at stated maturity or earlier by acceleration or otherwise, of any and all debts, liabilities and obligations of the Company now or hereafter existing under the Note Agreement, the Notes or any of the other Transaction Documents (as such term is defined in the Note Agreement).

            The Subordinate Noteholder and Parent have entered into that certain Amended and Restated Agreement of Purchase and Sale dated of even date herewith (as same may be amended from time to time being referred to herein as the "SUBORDINATE NOTE AGREEMENT"), whereby the Subordinate Noteholder has loaned Parent $300,000 and Parent has issued the Subordinate Noteholder a promissory note in the principal amount of $300,000 (the "SUBORDINATE NOTE").


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            NOW, THEREFORE, in consideration of the premises and in order to induce the Senior Noteholders to purchase the Senior Notes under the Note Agreement, the Subordinate Noteholder, Parent, the Company and the Senior Noteholders hereby agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

            SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "BANKRUPTCY PROCEEDING" means any case, suit or proceeding instituted under any Debtor Relief Law.

            "DEBTOR RELIEF LAW" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

            "SENIOR LIENS" means all Liens covering real or personal property of the Company or Parent granted in favor of the Senior Noteholders to secure the payment and performance of the Senior Obligations.

            "SENIOR OBLIGATIONS" means (i) all indebtedness, liabilities and obligations owing by the Company and/or Parent to the Senior Noteholders under the Note Agreement, the Senior Notes, the Guaranty Agreement or any other Transaction Document, whether for principal, premium, interest (including, without limitation, any interest accruing after the filing of any petition or pleadings under any Debtor Relief Law), fees, expenses or otherwise, and including any contingent obligation in respect of any unfunded portion of the Advances, (ii) any and all other indebtedness, liabilities and obligations of the Company and/or Parent to the Senior Noteholders, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Senior Noteholders, whether created directly or acquired by assignment, and (iii) all renewals, extensions, refinancings, replacements and modifications of the foregoing.

            "SUBORDINATE LOAN DOCUMENTS" means the Subordinate Note Agreement, the Subordinate Note, and all other agreements, instruments, documents, and other writings

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      heretofore, now, or hereafter executed by or on behalf of Parent or any other Person in connection with or relating to the Subordinate Obligations, together with all agreements, instruments and documents referred to therein or contemplated thereby.

            "SUBORDINATE OBLIGATIONS" means (i) all indebtedness, liabilities and other obligations owing by Parent to the Subordinate Noteholder, whether for principal, premium, interest (including, without limitation, any interest accruing after the filing of any petition or pleadings under any Debtor Relief Law), fees, expenses or otherwise, including, without limitation, all indebtedness, liabilities and other obligations arising in connection with the Subordinate Note and any other Subordinate Loan Documents, (ii) any and all other indebtedness, liabilities, and obligations of Parent to the Subordinate Noteholder, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinate Noteholder, whether created directly or acquired by assignment, and (iii) all extensions, renewals, rearrangements and modifications of the foregoing.

            SECTION 1.02. NOTE AGREEMENT DEFINITIONS. All capitalized terms defined in the Note Agreement and not otherwise defined herein are used herein with the respective meanings specified in the Note Agreement.

            SECTION 1.03. REFERENCES, ETC. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to sections shall, unless the context requires a different construction, be deemed to be references to the sections of this Agreement.

                                  ARTICLE II

                                SUBORDINATION

            SECTION 2.01. AGREEMENT TO SUBORDINATE. All Subordinate Obligations shall be subordinate, inferior and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Obligations. The Subordinate Noteholder, Parent and the Company acknowledge that the Senior Noteholders have purchased the Senior Notes and entered into the Note Agreement, the Guaranty Agreement and the other Transaction Documents in reliance upon the provisions of this Agreement.

            SECTION 2.02. NO PAYMENT ON THE SUBORDINATE OBLIGATIONS. So long as any Senior Obligations or Commitments shall remain outstanding, the Subordinate Noteholder agrees not to ask, demand, sue for, take, receive or accept from Parent or the Company, directly or indirectly,

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in cash or other property or by set-off or in any other manner, payment of all or any of the Subordinate Obligations, except as expressly permitted by the following sentence. On the tenth day of each month commencing October 10, 1996, Subordinate Noteholder may receive from Parent a payment of an amount equal to accrued unpaid interest on the Subordinate Note to the extent, and only to the extent, such payment constitutes a Permitted Shareholder Debt Payment under the Note Agreement and no Default or Event of Default has occurred and is continuing under the Note Agreement.

            SECTION 2.03. IN FURTHERANCE OF SUBORDINATION. (a) In the event of
(i) any sale of assets of Parent or the Company under or in accordance with any judgment or decree rendered in any proceeding by or on behalf of the Subordinate Noteholder or in respect of the Subordinate Obligations, (ii) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Parent or the Company, or the proceeds thereof, to creditors of Parent or the Company occurring by reason of any liquidation, dissolution or winding up of Parent or the Company pursuant to a Bankruptcy Proceeding or otherwise, or (iii) any Bankruptcy Proceeding, execution sale or other similar proceeding relative to Parent or the Company or their respective debts or properties, then in any such event (A) the Senior Noteholders shall be preferred in the payment of their claims over the claims of the Subordinate Noteholder, and all Senior Obligations shall be first paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities, shall be made upon any Subordinate Obligations, and (B) any dividend or distribution of any kind or character, whether in cash, property or securities which shall be made upon, or in respect of, the Subordinate Obligations, or any renewals or extensions thereof, shall be paid over to the Senior Noteholders, for application in payment of the Senior Obligations until such Senior Obligations shall have been paid and satisfied in full.

            (b) All payments or distributions upon or with respect to the Subordinate Obligations which are received by the Subordinate Noteholder contrary to the provisions of this Agreement shall be received in trust for the benefit of the Senior Noteholders, shall be segregated from other funds and property held by the Subordinate Noteholder and shall be forthwith paid over to the Senior Noteholders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations.

            (c) The Senior Noteholders are hereby authorized to demand specific performance of this Agreement, whether or not Parent or the Company shall have complied with any of the provisions hereof applicable to either of them, at any time when the Subordinate Noteholder shall have failed to comply with any of the provisions of this Agreement. The Subordinate Noteholder hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.


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            (d) The Subordinate Noteholder agrees that, so long as any of the
Senior Obligations shall remain unpaid or the Commitments are outstanding, it will not commence, or join with any creditor other than the Senior Noteholders in commencing, any Bankruptcy Proceeding against Parent or the Company.

            (e) The Subordinate Noteholder agrees that it will not hold any Lien on any real or personal property as security for the Subordinate Obligations unless the Senior Noteholders have given their prior written consent to the creation thereof. In the event the Subordinate Noteholder shall acquire any Lien as security for the Subordinate Obligations, regardless of whether such Lien is permitted by this Agreement, the Subordinate Noteholder will hold such Lien for the benefit of the Senior Noteholders and shall enforce such Lien in accordance with the written instructions of the Senior Noteholders. Any cash or other property received on account of any Lien securing the Subordinate Obligations shall be delivered to the Senior Noteholders and, in the case of cash, applied to, or, in the case of other property, held as collateral for, the Senior Obligations. To the extent that any Subordinate Obligations are now or hereafter secured by a Lien in favor of the Subordinate Noteholder against any real or personal property that is also subject to a Senior Lien securing the Senior Obligations, the Subordinate Noteholder agrees that such Lien in favor of the Subordinate Noteholder shall be second, junior and subordinate to such Senior Lien and such Senior Lien shall be first and prior to such Lien in favor of the Subordinate Noteholder. It is further agreed that the priorities specified in the preceding sentence are applicable irrespective of the time or order of attachment or perfection of Liens, or the time or order of filing of Liens, or the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests.

            (f) The Subordinate Noteholder agrees that, so long as any of the Senior Obligations shall remain unpaid or the Commitments are outstanding, it will not declare any or all of the Subordinate Obligations due and payable prior to the date fixed therefor or take any action to enforce any right or remedy with respect to any Lien in favor of the Subordinate Noteholder.

            (g) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Obligation is rescinded or must otherwise be returned by the Senior Noteholders pursuant to any Bankruptcy Proceeding of Parent or the Company or otherwise, all as though such payment had not been made.

            SECTION 2.04. WAIVER OF SUBROGATION. The Subordinate Noteholder agrees not to exercise any rights of subrogation in respect of any payment or distribution to the Senior Noteholders under the provisions of this Agreement until the Senior Obligations have been paid in full and the Commitments have terminated.

            SECTION 2.05. SUBORDINATION LEGEND. Parent will cause any promissory note or other instrument evidencing the Subordinate Obligations to expressly state that it is subject to this

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Agreement. Each of the Subordinate Noteholder and Parent will mark its books and records in such a manner as shall be effective to give proper notice of the effect of this Agreement. If any Subordinate Obligation is not evidenced by a promissory note or other instrument, upon request of the Senior Noteholders, the Subordinate Noteholder will cause such Subordinate Obligation to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Upon the request of the Senior Noteholders, the Subordinate Noteholder shall deliver to the possession of the Senior Noteholders all instruments evidencing the Subordinate Obligations. The Subordinate Noteholder, Parent and the Company each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Senior Noteholders may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Noteholders to exercise and enforce their rights and remedies hereunder.

            SECTION 2.06. NO CHANGE IN OR DISPOSITION OF SUBORDINATE OBLIGATIONS. So long as any of the Senior Obligations or Commitments shall remain outstanding, the Subordinate Noteholder will not (a) cancel or otherwise discharge any of the Subordinate Obligations (other than upon conversion to common stock of Parent in accordance with the Subordinate Loan Documents) or subordinate any of the Subordinate Obligations to any indebtedness of Parent or the Company other than the Senior Obligations; (b) sell, assign, pledge, encumber or otherwise dispose of any of the Subordinate Obligations; or (c) permit the terms of any of the Subordinate Obligations to be amended or modified in any manner.

            SECTION 2.07. WAIVERS, ETC. (a) All rights and interests of the Senior Noteholders hereunder, and all agreements and obligations of the Subordinate Noteholder, Parent and the Company under this Agreement, shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of the Note Agreement, the Senior Notes, the Guaranty Agreement or any other Transaction Documents or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, any increase in the amount of the Senior Obligations, or any other amendment or waiver of or any consent to departure from the Note Agreement, the Senior Notes, the Guaranty Agreement or any other Transaction Documents; (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or Parent or any other guarantor of the Senior Obligations; or (v) any failure to act on the part of the Senior Noteholders, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement or the Note Agreement, the Senior Notes, the Guaranty Agreement or any other Transaction Documents, regardless of any actual or constructive knowledge that the Senior Noteholders may have with respect thereto. The Subordinate Noteholder hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and any requirement that the Senior Noteholders

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protect, secure, perfect or insure any Senior Lien or any property subject thereto or exhaust any right or take any action against the Company or Parent or any other Person or any collateral.

            (b) The Senior Noteholders may at any time and from time to time, without the consent of or notice to the Subordinate Noteholder, and without impairing or releasing any of the rights of the Senior Noteholders under this Agreement, upon or without any terms or conditions and in whole or in part: (i) increase the amount of the Senior Obligations, change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Obligations or any other liability of the Company or Parent to the Senior Noteholders, any security therefor, or any liability incurred directly or indirectly in respect thereof, or otherwise amend the Note Agreement, the Senior Notes, the Guaranty Agreement, the other Transaction Documents or any other document or instrument related to any Senior Obligation, and the provisions of this Agreement shall apply to the Senior Obligations as so increased, changed, extended, renewed, altered or amended; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever owned at any time securing, by agreement, operation of law or otherwise, any Senior Obligations or any other liability of the Company or Parent to the Senior Noteholders, or any other liabilities incurred directly or indirectly in connection with the Senior Obligations, or any offset there against; (iii) exercise or refrain from exercising any rights and/or remedies against the Company or Parent or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any Senior Lien on any property of the Company or Parent; (iv) release any Person (including the Company or Parent) liable in any manner for payment or collection of the Senior Obligations; (v) settle or compromise any of the Senior Obligations or any other liability of the Company or Parent to the Senior Noteholders or any security for such Senior Obligations or such other liabilities, or any liability incurred directly or indirectly in respect thereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Company or Parent to any of its other creditors; and (vi) apply any sums received, by whomsoever paid and howsoever realized, to any of the Senior Obligations in such manner and order as Senior Noteholders, in their sole discretion, may deem appropriate.

            SECTION 2.08. COLLECTION OF SUBORDINATE OBLIGATIONS. If any Bankruptcy Proceeding is commenced by or against Parent or the Company, (a) the Senior Noteholders are hereby irrevocably authorized and empowered (in their own names or in the name of the Subordinate Noteholder or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Subordinate Obligations and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinate Obligations or enforcing any Lien securing payment of the Subordinate Obligations) as they may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Noteholders hereunder; and (b) the Subordinate Noteholder shall duly and promptly take such action as the Senior Noteholders may request to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinate Obligations for the account of the Senior Noteholders and to file appropriate claims or proofs of

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claim in respect of the Subordinate Obligations, including, without limitation, executing and delivering to the Senior Noteholders such powers of attorney, assignments or other instruments as they may request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinate Obligations.

            SECTION 2.09. OBLIGATIONS OF PARENT AND THE COMPANY. Parent and the Company hereby agree that no payment or distribution will be made on account of the Subordinate Obligations, whether principal or interest, except as expressly permitted by this Agreement. In the event of a breach by Parent or the Company or the Subordinate Noteholder of any of the provisions of this Agreement, an Event of Default shall exist under the Note Agreement, and the Senior Noteholders may exercise all of their rights and remedies under this Agreement, the Note Agreement and the other Transaction Documents. The rights and remedies available to the Senior Noteholders pursuant to this paragraph are cumulative and not exclusive of any other right or remedy available to the Senior Noteholders under this Agreement, the Note Agreement and the other Transaction Documents or the law to enforce the performance or observance of the covenants and agreements contained herein.

            SECTION 2.10. OBLIGATION TO PAY SUBORDINATE OBLIGATIONS UNIMPAIRED. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Noteholders on the one hand, and the Subordinate Noteholder on the other hand, and nothing herein shall impair, as between Parent and the Subordinate Noteholder, the obligation of Parent, which is unconditional and absolute, to pay the principal of the Subordinate Obligations, and interest thereon in accordance with its terms, subject to the rights of the Senior Noteholders as herein provided.


                                 ARTICLE III

                                MISCELLANEOUS

            SECTION 3.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Subordinate Noteholder, Parent or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Senior Noteholders, Subordinate Noteholder, Parent and the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 3.02. EXPENSES. The Subordinate Noteholder, Parent and the Company, jointly and severally, agree to pay, upon demand, to the Senior Noteholders the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Senior Noteholders may incur in connection with the exercise or enforcement of any of their rights or interests hereunder.


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            SECTION 3.03. ADDRESSES FOR NOTICES. Notices, consents, requests, approvals, demands and other communications provided for herein shall be given in the manner and become effective as specified in the Note Agreement, and shall be addressed, if to the Company or the Senior Noteholders, at their respective addresses specified in the Note Agreement, if to Parent, at its address specified in the Guaranty Agreement, or if to the Subordinate Noteholder, to the address specified under its signature to this Agreement.

            SECTION 3.04. REPRESENTATIONS AND WARRANTIES. In order to induce the Senior Noteholders to enter into the Note Agreement, the Subordinate Noteholder hereby represents and warrants to the Senior Noteholders that:

            (a) The Subordinate Noteholder has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and all action on the Subordinate Noteholder's part requisite for the due execution, delivery and performance of this Agreement has been duly and effectively taken.

            (b) The execution, delivery and performance of this Agreement by the Subordinate Noteholder do not and will not contravene any law or contractual restriction binding on or affecting the Subordinate Noteholder.

            (c) No consent, authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by the Subordinate Noteholder of this Agreement.

            (d) This Agreement constitutes the legal, valid and binding obligations of Subordinate Noteholder enforceable against the Subordinate Noteholder in accordance with its terms.

            (e) The Subordinate Noteholder owns the Subordinate Obligations free and clear of any lien, security interest, charge or encumbrance or any rights of others. There exists no default in respect of any such Subordinate Obligations.

            SECTION 3.05. NO WAIVER; REMEDIES. No failure on the part of the Senior Noteholders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 3.06. CONTINUING AGREEMENT; TRANSFER OF SENIOR NOTES. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Senior Obligations shall have been paid in full and the Commitments have been terminated, (b) be binding upon the Subordinate Noteholder, Parent, the Company and their respective successors and assigns, and

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(c) inure to the benefit of and be enforceable by the Senior Noteholders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Senior Noteholders may assign or otherwise transfer all or any portion of the Senior Obligations to any other Person, and such other Person (other than Parent, the Company or their Affiliates) shall thereupon become vested with all or a pro rata portion of the rights in respect thereof granted to the Senior Noteholders herein or otherwise.

            SECTION 3.07. CAPTIONS. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

            SECTION 3.08. TRANSACTION DOCUMENTS. The Subordinate Noteholder acknowledges that it has full and complete access to the Note Agreement, the Guaranty Agreement and all of the other Transaction Documents, has fully reviewed same and is fully aware of their contents.

            SECTION 3.09 PRO RATA TREATMENT OF SENIOR NOTEHOLDERS. All amounts to be paid over or delivered to the Senior Noteholders or to which the Senior Noteholders otherwise may be entitled hereunder, and all amounts at any time received in trust for the Senior Noteholders, shall be paid over, delivered, and/or received, as applicable, pro rata to and for the Senior Noteholders in proportion to the aggregate amount of Senior Obligations then owing (whether or not then due and payable) to each such Senior Noteholder, it being intended that the benefits of this Agreement and all rights and privileges created hereby in favor of the Senior Noteholders be and are for the ratable benefit of the Senior Noteholders.

            SECTION 3.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

            SECTION 3.11. SURVIVAL. All warranties, representations and covenants made by Subordinate Noteholder, Parent and the Company herein shall be considered to have been relied upon by the Senior Noteholders and shall survive the execution and delivery of this Agreement and the other Transaction Documents, regardless of any investigation made by or on behalf of any thereof.

            SECTION 3.12. JURY WAIVER. SUBORDINATE NOTEHOLDER, PARENT, THE COMPANY AND THE NOTEHOLDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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            SECTION 3.13.   CHOICE OF FORUM.  SUBORDINATE NOTEHOLDER, PARENT,
THE COMPANY AND THE NOTEHOLDERS AGREE THAT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN THE FEDERAL OR STATE COURTS OF HARRIS COUNTY, TEXAS.

            SECTION 3.14. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized effective as of the date first above written.



                                      /S/  T. W. HOEHN, III
                                 T. W. Hoehn, III

                                 Address for Notices:

                                 Hoehn Motors
                                 5454 Paseo del Norte
                                 Carlsbad, California 92008
                                 Telecopy Number: 619-438-0568

                                 RIMCO PARTNERS, L.P.,
                                 RIMCO PARTNERS, L.P. II,
                                 RIMCO PARTNERS, L.P. III, AND
                                 RIMCO PARTNERS, L.P. IV

                                 By:   RESOURCE INVESTORS MANAGEMENT
                                       COMPANY  LIMITED PARTNERSHIP,
                                       THEIR GENERAL PARTNER

                                 By:   RIMCO ASSOCIATES, INC.,
                                       its general partner

                                 By:       /S/  GARY MILAVEC
                                 Name: Gary Milavec
                                 Title:Vice President

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                                 TEXOIL, INC.

                                 By:       /S/  RUBEN MEDRANO
                                 Name:  Ruben Medrano
                                 Title:    President


                                 TEXOIL COMPANY

                                 By:       /S/  RUBEN MEDRANO
                                 Name:  Ruben Medrano
                                 Title:    President


::ODMA\PCDOCS\DOCS\88117\1
                                                       Exhibit 10.10 - Page 12